Exhibit 10.


                                            LINE OF CREDIT NOTE
                                            -------------------
                                                    June 20 , 2002

$14,000,000.00

On July 1, 2004, (the "Maturity Date"), for value received, FIRST REAL ESTATE INVESTMENT TRUST OF NEW JERSEY, a business trust organized in the State of New Jersey, (the "Borrower") promises to pay to the order of THE PROVIDENT BANK (the "Bank") at the office of the Bank located at 830 Bergen Avenue, Jersey City, New Jersey, or at such other place as the holder hereof may from time to time appoint in writing, in lawful money of the United States of America in immediately available funds, the principal sum of Fourteen Million and 00/100 ($14,000,000.00) Dollars or such lesser amount as may then be the aggregate unpaid principal balance of all loans made by the Bank to the Borrower hereunder (each, a "Loan" and collectively, the "Loans") as shown on the schedule attached to and made a part of this Note or as maintained on the records of the Bank.

The Borrower promises to pay interest at said office in like money on the unpaid principal amount of each Loan from time to time outstanding at a rate per annum, to be elected by the Borrower at the time each Loan is made, equal to either (i) a fixed rate of one hundred seventy-five basis points above LIBOR for an Interest Period of one (1), two (2), or three (3) months (a Loan bearing interest at this rate is sometimes hereinafter called a "LIBOR Loan"), or (ii) the Prime Rate (a Loan bearing interest at this rate is sometimes hereinafter called a "Prime Rate Loan"); provided, however, that no Interest Period with respect to a LIBOR Loan shall extend beyond the Maturity Date; and provided, further, that if prior to the end of any such Interest Period the Borrower and the Bank fail to agree upon a new interest Period therefor so as to maintain such Loan as a LIBOR Loan within the pertinent time set forth in Section 1 hereof, such LIBOR Loan shall automatically be converted into a Prime Rate Loan at the end of such Interest Period and shall be maintained as such until a new fixed rate and a new Interest Period therefor are agreed upon. All computations of interest shall be made on the basis of a 360 day year for the actual number of days elapsed.

Interest on each Loan shall be payable monthly on the first day of each month commencing on the first such day to occur after a Loan is made hereunder and, together with principal, on the Maturity Date hereof. If any payment of principal or interest becomes due on a day on which the banks in the State of New Jersey are required or permitted by law to remain closed, such payment may be made on the next succeeding day on which such banks are open, and such extensions shall be included in computing interest in connection with such payment.

     All payments shall be made by Borrower to Bank at 830 Bergen Avenue, Jersey City, New Jersey or such other place as Bank may from time to time specify in writing in lawful currency of the United States of America in immediately available funds, without counterclaim or setoff and free and clear of, and without any deduction or withholding for, any taxes or other payments.

     All payments shall be applied first to the payment of all fees, expenses and other amounts due to the Bank (excluding principal and interest), then to accrued interest, and the balance on account of outstanding principal; provided, however, that: after maturity of this Note or upon the occurrence of an Event of Default payments will be applied to the obligations of Borrower to Bank as Bank determines in its sole discretion.

     Upon the occurrence of an Event of Default or after the Maturity Date, Borrower's right to select interest rate options shall cease and the unpaid principal of all Loans shall, at the option of the Bank, bear interest at a rate which is four (4) percentage points per annum greater than the Prime Rate (the Default Rate). In no event shall interest payable hereunder be in excess of the maximum rate of interest permitted under applicable law.

     If the entire amount of any required installment of principal and/or interest is not paid in full within ten (10) days after the same is due, the Borrower shall pay a late fee equal to five percent (5%) of the required payment.

     The Borrower hereby expressly authorizes the Bank to record in its records or on the attached schedule the amount and date of each Loan, the rate of interest thereon, Interest Period thereof and the date and amount of each payment of principal. All such notations shall be presumptive as to the correctness thereof; provided, however, the failure of the Bank to make any such notation shall not limit or otherwise affect the obligations of the Borrower under this Note.

     In consideration of the granting of the Loans evidenced by this Note, the Borrower hereby agrees as follows:

i. Loan  Requests.  Requests  for LIBOR  Loans,  and for  Interest  Periods
   --------------
subsequent to the initial interest Period applicable thereto, shall be made not less than three (3) Business Days prior to the first day of each Interest Period for each such Loan. Requests for Prime Rate Loans may be made up until 1 p.m. on the date the Loan is to be made. Any request for a Loan may be written or oral, but if oral, written confirmation thereof must be received by the bank within three (3) Business Days thereafter,

   2.  Prepayment; Yield Maintenance Fee.
       ----------------------------------

     The Borrower may prepay each Loan at any time, in whole or in part, without premium or penalty upon at least three (3) Business Days prior written notice to Bank.

     3. Alternate Rate of Interest. In the event, and on each occasion,  that on
        --------------------------
the day two Business Days prior to the commencement of any Interest Period for a LIBOR Loan, the Bank shall have determined that reasonable means do not exist for ascertaining the LIBOR Rate, the Bank shall, as soon as practicable thereafter, give notice of such determination to the Borrower. In the event of any such determination, until the circumstances giving rise to such notice no longer exist, the Bank shall use the applicable thirty, sixty or ninety day U.S. Treasury Rate plus one-hundred seventy-five basis points for purposes of calculating the interest rate on a LIBOR Loan (a loan bearing interest at this rate is sometimes hereinafter called a "US Treasury Rate Loans"). Each determination by the Bank hereunder shall be conclusive absent manifest error. Thus, for any such interest rate period that the Bank shall have determined that reasonable means do not exist for ascertaining the LIBOR Rate, Borrower may elect between the Prime Rate option or the applicable US Treasury Rate option.

   4. Change in Legality.
   ----------------------

(a) Notwithstanding anything to the contrary herein contained, if any change in any law or regulation or in the interpretation thereof by any governmental authority charged with the administration or interpretations thereof shall make it unlawful for the Bank to make or maintain any LIBOR Loan, then, by written notice to the Borrower, the Bank may:
     (i) declare that LIBOR Loans will not thereafter be made by the Bank hereunder, whereupon the Borrower shall be prohibited from requesting LIBOR Loans from the Bank hereunder unless such declaration is subsequently withdrawn; and
     (ii) require that all outstanding LIBOR Loans made by it be converted at Borrower's option to either Prime Rate Loans or US Treasury Rate Loans, in which event (x) all such LIBOR Loans shall be automatically converted to Prime Rate Loans or US Treasury Rate Loans as of the effective date of such notice as provided in paragraph (b) below and (y) a11 payments and prepayments of principal which would otherwise have been applied to repay the converted LIBOR Loans shall instead be applied to repay the Prime Rate Loans or US Treasury Rate Loans resulting from the conversion of such LIBOR Loans.

(b) For purposes of this Section 4, a notice to the Borrower by the Bank pursuant to sub-paragraph (a) above shall be effective, if Lawful, on the last day of the then current Interest Period.

   5. Security For The Note.
      ---------------------
     This Note is secured by the following (all of which are hereinafter collectively referred to as the "Collateral"):

(i) first mortgage lien encumbering certain real property located at 830 and 864 Franklin Avenue (Lot 2 in Block 1513, Lot 1 in Block 1410 and Lot 1.01 in Block
1400)

Franklin Lakes, N.J., 208 Rock Road (Lot 19 Block 115), Glen Rock, N.J., 160 Terrace Avenue (Lot 22 Block 175), Hasbrouck Heights, N.J., 205-231 8th Street (Lot 9, 3 and 4 Block 114), Lakewood, N.J. and 340 Grand Avenue (Lots 11, 12 and
12.01 Block 203) Palisades Park, N.J. (collectively the "Mortgaged Premises"), pursuant to the terms, covenants and conditions of those certain Commercial Mortgages, Security Agreements and Fixture Filings of even date herewith executed and delivered by Borrower to the Bank (collectively the "Mortgage";
(ii) an assignment of any and all present and future leases of the Mortgaged Premises or any part thereof pursuant to the terms, covenants and conditions of those certain Assignments of Leases of even date herewith executed and delivered by Borrower to the Bank (the "Assignment");
(iii) a first priority security interest in all furniture, fixtures and equipment owned by Borrower and now or hereafter installed in the Mortgaged Premises pursuant to the terms, covenants and conditions of the Mortgage;
(iv) An Environmental Indemnity Agreement dated as of even date herewith from Borrower in favor of Bank.

     This Note, the Mortgage, the Assignment, the Environmental Indemnity Agreement and any and all other documents and instruments executed by Borrower in connection with this Note and the loans evidenced hereby are hereinafter collectively referred to as the "Loan Documents".

     In addition to the above Collateral, the Borrower hereby grants to the Bank a continuing security interest in all property of the Borrower, now or hereafter in the possession of the Bank or any of its affiliates in any capacity whatsoever, including, but not limited to, any balance or share of any deposit excluding trust or rent security account, as security for the payment of this Note and other liabilities of the Borrower to the Bank, which security interest shall be enforceable and subject to all the provisions of this Note, as if such property were specifically pledged hereunder and after the occurrence of an uncured Event of Default, the proceeds of such property may be applied at any time and without notice to any of the Borrower's liabilities to the Bank under this Note.

6. Warranties and  Representations.  The Borrower  represents and warrants that:
   -------------------------------
(a) it is a business trust duly organized, validly existing under the laws of the State of New Jersey; (b) the execution, issuance and delivery of this Note by the Borrower are within its trust powers and have been duly authorized, and the Note is valid, binding and enforceable in accordance with its terms, and is not in violation of law or of the terms of the Borrower's Declaration of Trust and does not result in the breach of or constitute a default under any indenture, agreement or undertaking to which the Borrower is a party or by which it or its property may be bound or affected; (c) no authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for the due execution, delivery and performance by the Borrower of this Note; (d) it has delivered or caused to be delivered its most recent balance sheet, income statement and statement of cash flows to the Bank which are complete and correct and fairly represent the financial condition of the Borrower and its subsidiaries as of the dates thereof and for the periods covered thereby, which financial condition has not materially, adversely, changed since the date of the most recently dated balance sheet heretofore furnished to the Bank; (e) no Event of Default (as hereinafter defined) has occurred and no event has occurred which with the giving of notice or the lapse of time or both would constitute an Event of Default; (f) the Borrower shall not use any part of the proceeds of any Loan to purchase or carry any margin stock within the meaning of Regulation U of the Board of Governors of the Federal Reserve System or to extend credit to others for the purpose of purchasing or carrying any margin stock; (g) there is no pending or, to the knowledge of the Borrower, threatened action or proceeding affecting the Borrower before any court, governmental agency or arbitrator which, if determined adversely to the Borrower would have a materially adverse effect on the financial condition or operations of the Borrower except as described in the financial statements of the Borrower heretofore furnished to the Bank; and (h) on the occasion of the granting of each Loan all representations and warranties contained herein shall be true and correct and with the same force and effect as though such representations and warranties had been made on and as of the date of the making of each such Loan.

        7. Future Loans And Advances.
           -------------------------

     The Bank may make additional loans in the future to the Borrower, and may advance sums in the future on behalf of the Borrower or to protect and preserve the Collateral, at any time before the satisfaction of this Note, and all such sums shall be evidenced and secured by this Note and the Collateral.

       8. Default; Default Rate Of Interest.
          ---------------------------------

Upon the occurrence of any of the following specified events of default (each an Event of Default): (a) any payment hereunder shall not be made when due, or (b) if the Borrower defaults in the performance of any of the other terms or provisions of this Note, the Mortgage, the Assignment, or any other Loan Documents, or; (c) if Borrower defaults in the performance of any obligation of Borrower to Bank pursuant to any other present or future agreement between Borrower and Bank, related to the Loans evidenced by this Note; and following
(i) notice and a ten (10) day right to cure in the event of a monetary default; or (ii) notice and a thirty (30) day right to cure in the event of a nonmonetary, non-bankruptcy default, then this Note shall be in default and the entire principal sum or so much of the principal remaining unpaid with all interest accrued thereon, together with any other sums due the Bank under the Loan Documents, shall, at the option of the Bank and without notice, become due and payable immediately, and interest on the principal sum shall thereafter be computed at the Default Rate. Payment of the foregoing may be enforced and recovered at any time by one or more of the remedies provided to the Bank in this Note, the Mortgage, the Assignment or any other Loan Documents, it being specifically understood and agreed that the default provisions set forth in the Mortgage shall govern in the event of any conflict in such provisions in the aforesaid instruments.

9.       No Waiver By Bank.
         -----------------

     Any failure by the Bank to insist upon strict performance by the Borrower of any of the terms and provisions of this Note, the Mortgage, the Assignment or any other Loan Documents shall not be deemed to be a waiver of any of the terms or provisions thereof, and the Bank shall have the right thereafter to insist upon strict performance by the Borrower of any and all of them.

10.      Definitions. As used herein:
         -----------
(a) "Business Day" means any day other than a Saturday, Sunday or day which shall be in the State of New Jersey a legal Holiday or day on which banking institutions are required or authorized to close.

(b) The term "LIBOR" or "LIBOR Rate" shall mean, as applicable to any LIBOR Loan, the rate per annum as determined on the basis of the offered rates for deposits in U.S. Dollars, for a period of time comparable to such LIBOR Loan which is reported in the Wall Street Journal Money Rates section as the London. interbank Offered Rate on the day that is two (2) London Banking Days preceding the first day of such LIBOR Loan; provided, however,if the rate described above does not appear in the Wall Street Journal on any applicable interest determination date, the LIBOR rate shall be the rate (rounded upward, if necessary, to the nearest one hundred-thousandth of a percentage point), determined on the basis of the offered rates for deposits in U.S. dollars for a period of time comparable to such LIBOR Loan which are offered by any major banks in the London Interbank market at approximately 11:00 a.m. London time, on the day that is two (2) London Banking Days preceding the first day of such LIBOR Loan as selected by Bank.

(c) "Interest Period" means that period selected by the Borrower, within the limitations of the second paragraph of this Note, during which a LIBOR Loan may bear interest at the applicable fixed rate.

(d) "Prime Rate" means the variable per annum rate of interest so designated from time to time as the prime rate publishedin the Wall Street Journal as its prime rate The determination and publication of such Prime Rate shall not in any way preclude or limit Bank from lending to certain borrowers from time to time at a rate of interest less than such Prime Rate.

(e) "U.S. Treasury Rate" means the applicable thirty, sixty or ninetyday United States Treasury Note rate as published in the Wall Street Journal.

11.Payment of Fees and  Expenses.  Borrower  shall pay on demand all  reasonable
   -----------------------------
     expenses of Bank in connection with the preparation, administration, default, collection, waiver or amendment of Loan terms, or in connection with Bank's exercise, preservation or enforcement of any of its rights, remedies or options hereunder, including, without limitation, reasonable fees of outside legal counsel or the allocated costs of in-house legal counsel, accounting, consulting, brokerage or other similar professional fees or expenses, and any fees or expenses relating to any appraisals or examinations conducted in connection with any Loan or any collateral therefor (required to be made by applicable laws or regulations), and the amount of all such expenses shall, until paid, bear interest at the Prime Rate applicable to principal hereunder (including any default rate) and be an obligation secured by any collateral.

12,  Waiver Of Notice By Borrower.
     ----------------------------

     Presentment, demand of payment, notice of dishonor or nonpayment, protest, notice of protest on this Note, and the giving of notice of default or other notice to any party liable on this Note are hereby waived, jointly and severally, by the Borrower and by any and all such other parties, including without limitation any guarantors who at any time may be liable hereon in any capacity. It is expressly agreed by the Borrower and all such other parties, that the maturity of this Note, any payment hereunder, or any term or condition hereof, may be extended, modified, waived or renewed from time to time without in any way affecting the liability of the Borrower. The Borrower and all such other parties consent to the release of any collateral, with or without substitution, and to the release or addition, without notice and without affecting their liability hereunder of any makers, endorsers, guarantors or sureties.

13.  Change Of Interest Rate After Maturity.
     --------------------------------------

     After the Maturity Date, any unpaid balance of this Note (including principal and interest) shall bear interest at the Default Rate.

14.  No Usurious Amounts.
     -------------------

     Anything herein contained to the contrary notwithstanding, the Borrower does not agree and shall not be obligated to pay interest hereunder at a rate which is in excess of the maximum rate permitted by law. If by the terms of this Note, the Borrower is at any time required to pay interest at a rate in excess of such maximum rate, the rate of interest under this Note shall be deemed to be immediately reduced to such maximum rate and the portion of all prior interest payments in excess of such maximum rate shall be applied to and shall be deemed to have been payments in reduction of the outstanding principal balance.

15.  Partial Invalidity.
     ------------------

     The unenforceability or invalidity of any one or more provisions shall not render any other provisions herein contained unenforceable or invalid.

16.  Binding Effect.
     --------------
     The covenants, conditions and agreements contained in this Note shall bind and the benefits thereof shall inure to, the respective parties hereto and their respective heirs, executors, administrators, successors and assigns; provided that this Note cannot be assigned by the Borrower without the prior express written consent of the Bank.

17.  No Oral Modifications.
      ---------------------

     This Note may not be changed or terminated orally, but only by an agreement in writing signed by the party against whom enforcement of any waiver, change, modification or discharge is sought.

18.  Disclosure Of Financial Information.
     -----------------------------------

     The Bank is hereby authorized to disclose any financial or other information about the Borrower to any regulatory body or agency having jurisdiction over the Bank or to any present, future or prospective participant or successor in interest in any Loan or other financial accommodation made by the Bank to the Borrower.

19.  Completion Of The Note.
     ----------------------

     The Bank is authorized by the Borrower, without notice, to date this Note as of the day when the first disbursement of the Loan evidenced hereby is made and to fill in any blank spaces to conform to the terms upon which the Loan is made.

20.  Remedies Of Bank.
     ----------------

     The remedies of the Bank, as provided herein, shall be cumulative and concurrent and may be pursued singly, successively or together, at the sole discretion of the Bank, and may be exercised as often as occasion therefor shall occur, and the failure to exercise any such right or remedy shall in no event be construed as a waiver or release thereof. The Bank shall have the right to take any action it deems appropriate without the necessity of resorting to any Collateral securing this Note.

21.  Right Of Setoff By The Bank.
     ---------------------------

     For so long as the Bank is the holder of this Note, upon the occurrence of any Event of Default hereunder, in addition to any other remedy provided by law, the Bank shall have the right immediately and without notice or other acts to setoff against any of the Borrower's obligations under this Note any sum owed by the Bank or any of its affiliates in any capacity to the Borrower whether due or not, or any property of the undersigned in the possession of the Bank or any of its affiliates, and the Bank shall be deemed to have exercised such right of setoff and to have made a charge against any such sum or property immediately upon the occurrence of an Event of Default, even though the actual book entries may be made at some time subsequent.

 22. Captions
     --------

     The captions preceding the text of the sections of this Note are used solely for the convenience of reference and shall not affect the meaning or construction of this Note.

 23. New Jersey Law Governs.
     ----------------------

     This Note shall be governed and construed in accordance with the laws of the State of New Jersey.

 24. Singular; Plural; Gender.
     ------------------------

     The words "Borrower" and "Bank" include singular and plural, individual or corporation, and the respective heirs, executors, administrators, successors and assigns of the Borrower or the Bank, as the case may be. The use of any gender applies to all genders. If more than one party is named as the Borrower, the obligation hereunder of each such party is joint and several.

 25. Waiver Of Jury Trial.
     --------------------

     IN ANY LITIGATION BASED ON, OR ARISING OUT OF OR RELATING TO OR IN CONNECTION WITH ANY OF THE MATTERS CONTAINED IN THIS NOTE IN WHIG-i THE BORROWER OR ANY PARTY LIABLE HEREON AND THE BANK ARE ADVERSE PARTIES, THE BORROWER, ANY AND ALL SUCH OTHER PARTIES AND THE BANK EACH VOLUNTARILY AND INTENTIONALLY WAIVE TRIAL BY JURY. THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE BANK TO MAKE THE LOAN TO BORROWER.

     IN WITNESS WHEREOF, the Borrower has executed this instrument the day and year first above mentioned.

                                          BORROWER:
Attest:                                   FIRST REAL ESTATE INVESTMENT TRUST
                                          OF NEW JERSEY, a business trust
                                          Organized in the State of New Jersey
/s/Christopher W. McGarry                             By: /S/ Robert S. Hekemian
-------------------------                                 ----------------------
Executive Secretary                                        Chairman of the Board



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